Exhibit 99.1

Webcast: Today, May 8, 2015 at 10:00 a.m. ET

www.bbgi.com

Replay information provided below

News Announcement	For Immediate Release

CONTACT:
B. Caroline Beasley, Chief Financial Officer	Joseph N. Jaffoni
Beasley Broadcast Group, Inc.	JCIR
239/263-5000; email@bbgi.com	212/835-8500 or bbgi@jcir.com

BEASLEY BROADCAST GROUP REPORTS FIRST QUARTER RESULTS

NAPLES, Florida, May 8, 2015 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley,” “Beasley Broadcast” or the “Company”), a large- and mid-size market radio broadcaster, today announced operating results for the three month period ended March 31, 2015.

On December 1, 2014 the Company completed an Asset Exchange with CBS Radio Stations Inc. (CBS Radio) whereby Beasley exchanged a total of five radio stations in the Philadelphia and Miami-Fort Lauderdale markets for a total of fourteen CBS Radio stations in the Tampa-St. Petersburg, Charlotte and Philadelphia markets. As a result of the transaction, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company is required to report the five stations that CBS Radio received under “discontinued operations” for the 2014 first quarter, despite having operated them through November. The table below summarizes the results of continuing and discontinued operations for the three month periods ended March 31, 2015 and 2014.

Summary of First Quarter Results

In millions, except per share data	Three Months Ended March 31,
	2015	2014
Continuing Operations
Net revenue	$24.3	$13.0
Station operating income (SOI) (non-GAAP)	6.4	3.3
Operating income (1)	2.6	0.6
Income (loss) from continuing operations (1)	1.3	(1.5)
Income (loss) per diluted share (1)	$0.06	$(0.07)

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Beasley Broadcast Group, 5/8/15	page 2

In millions, except per share data	Three Months Ended March 31,
	2015	2014
Discontinued Operations
Net revenue	$—	$11.3
Station operating income (SOI) (non-GAAP)	—	3.8
Operating income	—	3.6
Income from discontinued operations	—	2.2
Income per diluted share	$—	$0.10
Combined Operations (continuing and discontinued operations) (non-GAAP)
Net revenue	$24.3	$24.2
Station operating income (SOI)	6.4	7.1
Operating income	2.6	4.2
Net income	1.3	0.7
Net income per diluted share attributable to Beasley Broadcast shareholders	$0.06	$0.03

(1)	Operating income, net income and net income per diluted share from continuing operations for the three month period ended March 31, 2015 include a $0.4 million benefit from insurance proceeds related to a damaged radio tower in August, Georgia.

Please refer to the “Calculation of SOI,” and “Reconciliation of SOI to Net Income,” tables at the end of this announcement for a discussion regarding SOI calculations. “Continuing & Discontinued Operations,” is the sum of Continuing Operations and Discontinued Operations. Please refer to the “Pro Forma” and “Reconciliation of Pro Forma SOI to Net Income” tables at the end of this announcement for a discussion regarding our pro forma results.

Commenting on the results, George G. Beasley, Chairman and Chief Executive Officer, said, “On a reported basis, first quarter net revenue from continuing operations rose 87.2% and SOI increased 92.3%. However, given the required accounting treatment for discontinued operations following last December’s asset exchange, the results exclude the stations we gave up in the transaction.

“As such, we continue to believe the pro forma presentation, which assumes the asset exchange occurred on January 1, 2014, better reflects the first quarter operating results. On a pro forma basis, first quarter net revenue decreased 10.3% while SOI declined 12.2%. The pro forma revenue decline is primarily attributable to overall market weakness in Charlotte and Tampa-St. Petersburg and softer ad sales at our Wilmington cluster during the first quarter, our reduction in spot units at the newly acquired stations and revenue in last year’s first quarter in Charlotte and Tampa-St. Petersburg related to the CBS affiliation that did not recur due to the change in ownership.

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Beasley Broadcast Group, 5/8/15	page 3

“While the first quarter pro forma presentation allows for a comparison of the same stations during both periods, it only partially reflects a range of recent revenue and cost initiatives primarily initiated at the newly acquired stations. In our Tampa-St. Petersburg market cluster, we’ve taken a holistic approach with respect to format changes, on-air talent and adding new management for the market, operations and sales. Our strategy in our Charlotte market cluster is focused on extending the cluster’s successes and driving further operating efficiencies. Our Tampa-St. Petersburg and Charlotte clusters are highly competitive in their respective markets from the standpoint of revenue share.

“In addition to our initiatives during the quarter to extract financial and operating synergies from the asset exchange, we made further progress on debt reduction while returning capital to shareholders. During the first quarter we made credit facility repayments totaling $1.5 million, reducing borrowings to $96.2 million at March 31, 2015 and declared our sixth consecutive quarterly cash dividend.

“Looking forward, we are focused on ensuring that our station clusters match or exceed their market’s revenue performance while further strengthening our balance sheet. Our integration, programming, personnel, cost-efficiency and operating changes are underway and are expected to be reflected in future period’s results which will support our goals for growth and the enhancement of shareholder value.”

Webcast Information

The Company will host a webcast today, May 8, 2015, at 10:00 a.m. ET to discuss its financial results and operations. Interested parties may access the webcast at the Company’s web site at www.bbgi.com. Following its completion, a replay of the webcast can be accessed for five days on the Company’s web site, www.bbgi.com.

About Beasley Broadcast Group:

Founded in 1961, Beasley Broadcast Group, Inc., www.bbgi.com, is a radio broadcasting company that owns and operates 53 stations (34 FM and 19 AM) located in twelve large- and mid-size markets in the United States.

Definitions

Combined operations (non-GAAP) consists of continuing operations and discontinued operations and financial metrics presented as combined operations are calculated by adding together the respective continuing operations and discontinued operations financial metric being presented. Station Operating Income (SOI) consists of net revenue less station operating expenses. We define station operating expenses as cost of services and selling, general and administrative expenses.

Pro forma results, as presented herein, assume the asset exchange occurred on January 1, 2014. For the three months ended March 31, 2014, pro forma results include revenue and expenses from the fourteen stations we received in the asset exchange with CBS Radio located in the Tampa-St. Petersburg, Charlotte, and Philadelphia markets.

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Beasley Broadcast Group, 5/8/15	page 4

SOI, SOI from continuing operations, SOI from discontinued operations, and SOI from combined operations are financial measures of performance that are not calculated in accordance with GAAP. We use these non-GAAP financial measures for internal budgeting purposes. We also use SOI to make decisions as to the acquisition and disposition of radio stations. SOI, SOI from continuing operations, SOI from discontinued operations and SOI from combined operations exclude corporate-level costs and expenses and depreciation and amortization, which may be material to an assessment of the Company’s overall operating performance. Management compensates for this limitation by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of the Company’s operating performance. Moreover, the corresponding amounts of the non-cash and corporate-level costs and expenses excluded from the calculation are available to investors as they are presented on our statements of operations contained in our periodic reports filed with the Securities and Exchange Commission (SEC).

SOI is a measure widely used in the radio broadcast industry. The Company recognizes that because SOI is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that SOI provides meaningful information to investors because it is an important measure of how effectively we operate our business (i.e., operate radio stations) and assists investors in comparing our operating performance with that of other radio companies.

Note Regarding Forward-Looking Statements:

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “may,” “will,” “expects,” “anticipates,” “intends,” “continue,” “plans,” “believes,” “estimates” and similar expressions or the negative of these terms or other comparable terminology are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our Annual Report on Form 10-K for the year ended December 31, 2014. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: risks that the stations acquired in the asset exchange with CBS Radio will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integrating the stations acquired in the asset exchange with CBS Radio; external economic forces that could have a material adverse impact on our advertising revenues and results of operations; our radio stations may not be able to compete effectively in their respective markets for advertising revenues; we may not remain competitive if we do not respond to changes in technology, standards and services that affect our industry; our substantial debt levels; and, the loss of key personnel. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our SEC filings, including but not limited to Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this release is as of May 8, 2015, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

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Beasley Broadcast Group, 5/8/15	page 5

BEASLEY BROADCAST GROUP, INC.

Consolidated Statements of Operations (Unaudited)

	Three months ended March 31,
	2015	2014
Net revenue	$24,250,839	$12,955,429

Operating expenses:
Station operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below) (1) (2)	17,813,948	9,607,617
Corporate general and administrative expenses (including stock-based compensation) (3)	2,439,147	2,275,004
Radio station exchange transaction costs	303,762	—
Depreciation and amortization	1,118,853	466,739

Total operating expenses	21,675,710	12,349,360
Operating income	2,575,129	606,069
Non-operating income (expense):
Interest expense	(948,006)	(1,223,715)
Other income (expense), net	471,805	23,039

Income (loss) from continuing operations before income taxes	2,098,928	(594,607)
Income tax expense	800,544	921,110

Income (loss) from continuing operations	1,298,384	(1,515,717)
Income from discontinued operations (net of income taxes)	—	2,198,589

Net income	$1,298,384	$682,872

Basic and diluted net income per share:
Continuing operations	$0.06	$(0.07)

Discontinued operations	$—	$0.10

Net income per share	$0.06	$0.03

Basic common shares outstanding	22,880,681	22,782,661

Diluted common shares outstanding	22,906,828	22,843,287

(1)	We refer to “Cost of services,” and “Selling, general and administrative” together as “station operating expenses” for the “Calculation of SOI” and “Reconciliation of SOI to Net Income” below.
(2)	Includes stock-based compensation of $41,791 and $79,598 for the three months ended March 31, 2015 and 2014, respectively.
(3)	Includes stock-based compensation of $328,091 and $276,904 for the three months ended March 31, 2015 and 2014, respectively.

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Beasley Broadcast Group, 5/8/15	page 6

Selected Balance Sheet Data – Unaudited

(in thousands)

	March 31, 2015	March 31, 2014
Cash and cash equivalents	$12,347	$14,259
Working capital	22,002	21,511
Total assets	314,122	315,967
Long term debt, net of current portion	93,303	94,581
Stockholders’ equity	$130,821	$130,542

Selected Statement of Cash Flows Data – Unaudited

	Three Months Ended March 31,
	2015	2014
Net cash provided by operating activities	$1,564,316	$4,214,341
Net cash used in investing activities	(560,592)	(1,155,222)
Net cash used in financing activities	(2,916,244)	(4,639,144)

Net decrease in cash and cash equivalents	$(1,912,520)	$(1,580,025)

Calculation of SOI – Unaudited

	Three Months Ended March 31,
	2015	2014
Net revenue	$24,250,839	$12,955,429
Station operating expenses	(17,813,948)	(9,607,617)

SOI	$6,436,891	$3,347,812

Reconciliation of SOI to Net Income – Unaudited

	Three Months Ended March 31,
	2015	2014
SOI	$6,436,891	$3,347,812
Corporate general and administrative expenses	(2,439,147)	(2,275,004)
Radio station exchange transaction costs	(303,762)	—
Depreciation and amortization	(1,118,853)	(466,739)
Interest expense	(948,006)	(1,223,715)
Other income (expense), net	471,805	23,039
Income tax expense	(800,544)	(921,110)
Discontinued operations	—	2,198,589

Net income	$1,298,384	$682,872

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Beasley Broadcast Group, 5/8/15	page 7

Calculation of SOI – Discontinued Operations – Unaudited

	Three Months Ended March 31,
	2015	2014
Net revenue	$—	$11,263,840
Station operating expenses	—	(7,494,523)

SOI	$—	$3,769,317

Reconciliation of SOI to Net Income – Discontinued Operations – Unaudited

	Three Months Ended March 31,
	2015	2014
SOI	$—	$3,769,317
Depreciation and amortization	—	(139,823)
Other income (expense), net	—	1,223
Income tax expense	—	(1,432,128)

Net income	$—	$2,198,589

	Three Months Ended March 31, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$12,955,429	$11,263,840	$24,219,269

Operating expenses:
Station operating expenses	9,607,617	7,494,523	17,102,140
Corporate general and administrative expenses	2,275,004	—	2,275,004
Depreciation and amortization	466,739	139,823	606,562

Total operating expenses	12,349,360	7,634,346	19,983,706
Operating income	606,069	3,629,494	4,235,563
Non-operating income (expense):
Interest expense	(1,223,715)	—	(1,223,715)
Other income (expense), net	23,039	1,223	24,262

Income (loss) from continuing operations before income taxes	(594,607)	3,630,717	3,036,110
Income tax expense	921,110	1,432,128	2,353,238

Net income (loss)	(1,515,717)	2,198,589	682,872

Calculation of SOI – Combined Operations

(continuing and discontinued operations)

– Unaudited

	Three Months Ended March 31,
	2015	2014
Net revenue	$24,250,839	$24,219,269
Station operating expenses	(17,813,948)	(17,102,140)

SOI	$6,436,891	$7,117,129

Beasley Broadcast Group, 5/8/15	page 8

Reconciliation of SOI to Net Income – Combined Operations

(continuing and discontinued operations)

– Unaudited

	Three Months Ended March 31,
	2015	2014
SOI	$6,436,891	$7,117,129
Corporate general and administrative expenses	(2,439,147)	(2,275,004)
Radio station exchange transaction costs	(303,762)	—
Depreciation and amortization	(1,118,853)	(606,562)
Interest expense	(948,006)	(1,223,715)
Other income (expense), net	471,805	24,262
Income tax expense	(800,544)	(2,353,238)

Net income	$1,298,384	$682,872

Pro Forma

	Three Months Ended March 31,
	2015	2014
Reported net revenue	24,250,839	12,955,429
Exchanged stations	(2,572)	14,078,131

Pro forma net revenue	24,248,267	27,033,560

Reported station operating expenses	17,813,948	9,607,617
Exchanged stations	108,315	10,219,185

Pro-forma station operating expenses	17,922,263	19,826,802

Pro forma net revenue	24,248,267	27,033,560
Pro forma station operating expenses	17,922,263	19,826,806

Pro forma SOI	6,326,004	7,206,758

Reconciliation of Pro Forma SOI to Net Income

	Three Months Ended March 31,
	2015	2014
Pro forma SOI	6,326,004	7,206,758
Pro forma net revenue adjustment	2,572	(14,078,131)
Pro forma station operating expenses adjustment	108,315	10,219,185
Corporate general and administrative expenses	(2,439,147)	(2,275,004)
Radio station exchange transaction costs	(303,762)	—
Depreciation and amortization	(1,118,853)	(466,739)
Interest expense	(948,006)	(1,223,715)
Other income (expense), net	471,805	23,039
Income tax expense	(800,544)	(921,110)
Discontinued operations	—	2,198,589

Net income	1,298,384	682,872

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